                                                                   EXHIBIT 10.36

                         FIRST AMENDMENT TO MASTER LEASE

         THIS FIRST AMENDMENT TO MASTER LEASE (this "Amendment") is made as of February 1, 2002, by and between DOUBLE 9 PROPERTY II LLC, a Delaware limited liability company ("Lessor"), whose address is c/o U.S. Realty Advisors, LLC, 1370 Avenue of the Americas, New York, New York 10019, and DOE FAMILY II LLC, a Massachusetts limited liability company ("Lessee"), whose address is 160 Olympia Avenue, Woburn, Massachusetts 01801.

                             PRELIMINARY STATEMENTS

         Lessor and Lessee entered into that certain Master Lease, dated as of December 4, 2001 (the "Lease"). Unless otherwise expressly provided herein, all defined terms used in this Amendment shall have the meanings ascribed to them in the Lease.

         Lessor and Lessee desire to amend the Lease to add the property located at 10 St. Laurent Street, Nashua, New Hampshire (FFC No. 8001-3356, Store No.
3027) (the "New Property").

                                    AGREEMENT

         In consideration of the mutual covenants and provisions of this Amendment, the parties agree as follows:

         1. AMENDMENT. A. Exhibit A of the Lease is hereby amended to delete such Exhibit originally attached to the Lease and substitute in lieu thereof the Exhibit A attached to this Amendment.

         B. Exhibit A-1 of the Lease is hereby amended to add thereto the legal description attached as Exhibit A-1 to this Amendment.

         C. The definition of "Base Annual Rental" in Section 1 of the Lease is hereby amended to read as follows from and after the date of this
Amendment:

         "Base Annual Rental" means $1,257,618.00, subject to the increases provided in Section 5.B.

         D. Lessee acknowledges that the New Property is a condominium unit. During the Lease Term, Lessee shall promptly pay, perform and comply with all obligations imposed on the owner of the New Property by the applicable condominium declaration, by-laws and related documents (collectively, the "Condominium Documents") and shall provide Lessor with copies of any notices received by Lessee from the condominium board, its managing agent or from the owner of any other condominium unit, including, without limitation, notices asserting or claiming a default or breach by Lessee under the Condominium Documents, such copies to be provided to Lessor within five (5) days after Lessee's receipt of the applicable notice. Lessee shall indemnify, protect, defend and hold harmless each of the Indemnified Parties from and against any and all Losses (excluding Losses suffered by an Indemnified Party arising out of the gross negligence or willful misconduct of such Indemnified Party; provided, however, that the term "gross negligence" shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of the Lessor's interest in any of the Properties or Lessor's failure to act in respect of matters which are or were the obligation of Lessee under the Lease or this Amendment) caused by, incurred or resulting from Lessee's failure to pay, perform and comply with the terms and conditions of the Condominium Documents or this Section. If Lessee fails to pay, perform or comply with any of its obligations under the Condominium Documents or this Section, Lessor may pay or perform such obligations; provided, however, in no event shall Lessor be obligated to pay or perform such obligations, and in no event shall payment or performance of such obligations by Lessor constitute a cure of any Event of Default arising under the Lease as a result of Lessee's failure to pay, perform or comply with such obligations. Any amounts disbursed by Lessor as a result of Lessor's performance of such obligations shall bear interest at the Default Rate from and including the date of such advance to and including the date such advance is repaid.

         2. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Lessee in the Lease with respect to the properties covered by the Lease (including, without limitation, those contained in Sections 7 and 16 of the Lease) are hereby made by Lessee as of the date hereof with respect to the New Property.

         3. RATIFICATION. Except as otherwise expressly set forth in this Amendment, the Lease is unmodified and in full force and effect.

         4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

         5. LIABILITY LIMITATION. The liabilities and obligations of Lessor and Lessee under this Amendment are subject to the provisions of Section 36 of the Lease, the terms of which are incorporated herein by this reference.

         IN WITNESS WHEREOF, Lessor and Lessee have entered into this Amendment as of the date first above written.

                                   LESSOR:

                                   DOUBLE 9 PROPERTY II LLC, a Delaware limited liability company

                                   By Double 9 Equity II LLC, a Delaware limited
                                      liability company, its member manager

                                   By: /s/ Laurie A. Hawkes
                                       ----------------------------------------
                                       Laurie A. Hawkes
                                       Its Vice President, Assistant Secretary
                                       and Assistant Treasurer

                                   LESSEE:

                                   DOE FAMILY II LLC, a Massachusetts limited liability company

                                   By: /s/ Charles F. Doe, Jr.
                                       ----------------------------------------
                                       Charles F. Doe, Jr.
                                       A Manager

                                   CONSENTED TO:

                                   GE CAPITAL FRANCHISE FINANCE CORPORATION, a
                                   Delaware corporation

                                   By: /s/ Gary J. Naquin
                                       ----------------------------------------
                                   Printed Name: Gary J. Naquin
                                   Its: Vice President

         The undersigned are joining in the execution and delivery of this Amendment to evidence their consent to the terms and conditions of this Amendment and to confirm that this Amendment is included within the definition of "Documents" set forth in that certain Unconditional Guaranty of Payment and Performance dated as of December 4, 2001, executed by the undersigned for the benefit of Lessor.

                                   99 BOSTON, INC.,
                                   a Massachusetts corporation

                                   By: /s/ Charles F. Doe, Jr.
                                       ----------------------------------------
                                       Charles F. Doe, Jr.
                                       Its President

                                   99 WEST, INC.,
                                   a Massachusetts corporation

                                   By: /s/ Charles F. Doe, Jr.
                                       ----------------------------------------
                                       Charles F. Doe, Jr.
                                       Its President

STATE OF NEW YORK              ]
                               ]SS.
COUNTY OF NEW YORK             ]

         The foregoing instrument was acknowledged before me on January 31st, 2002 by Laurie A. Hawkes, Vice President, Assistant Secretary and Assistant Treasurer of Double 9 Equity IV LLC, a Delaware limited liability company, member manager of Double 9 Property IV LLC, a Delaware limited liability company, on behalf of the limited liability company.

                                   /s/ Jeffrey M. Ware
                                   ---------------------------------------
                                   Notary Public

My Commission Expires:

_________________________________

STATE OF MASSACHUSETTS        ]
                              ] SS.
COUNTY OF MIDDLESEX           ]

         The foregoing instrument was acknowledged before me on January 31, 2002 by Charles F. Doe, Jr., a Manager of Doe Family II LLC, a Massachusetts limited liability company, on behalf of the limited liability company.

                                   /s/
                                   ---------------------------------------
                                   Notary Public

My Commission Expires:

11/2/2002
-------------------

STATE OF ARIZONA              ]
                              ] SS.
COUNTY OF MARICOPA            ]

         The foregoing instrument was acknowledged before me on February 1, 2002 by Gary J. Naquin, Vice President of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of the corporation.

                                   /s/ Lisa J. Everroad
                                   ----------------------------------------
                                   Notary Public

My Commission Expires:

________________________________

STATE OF MASSACHUSETTS        ]
                              ] SS.
COUNTY OF MIDDLESEX           ]

         The foregoing instrument was acknowledged before me on January 31, 2002 by Charles F. Doe, Jr., a Manager of Doe Family II LLC, a Massachusetts limited liability company, on behalf of the limited liability company.

                                   /s/
                                   -----------------------------------------
                                   Notary Public

My Commission Expires:

11/2/2002
-------------------

STATE OF MASSACHUSETTS        ]
                              ] SS.
COUNTY OF MIDDLESEX           ]

         The foregoing instrument was acknowledged before me on January 31, 2002 by Charles F. Doe, Jr., a Manager of Doe Family II LLC, a Massachusetts limited liability company, on behalf of the limited liability company.

                                   /s/
                                   -----------------------------------------
                                   Notary Public

My Commission Expires:

11/2/2002
-------------------

                                    EXHIBIT A

                                   PROPERTIES

                                   Exhibit A
                                     POOL 2

   FFC #       STORE #              ADDRESS                     CITY              STATE
----------------------------------------------------------------------------------------
8001-3357       3030        1308 Hooksett Road (Rt 28)         Hooksett             NH
8001-3359       2037        831 Lafayette Road (Rt 1)          Seabrook             NH
8001-3333       3003        2 Accord Park (Rt 228)             Rockland             MA
8001-3334       3004        267 Chickering Road (Rt 125)       North Andover        MA
8001-3356       3027        10 St. Laurent Street              Nashua (CONDO)       NH
8001-3335       2012        291 Mishawum Road                  Woburn               MA
8001-3340       3028        161 Faunce Corner Road             North Dartmouth      MA

                                   EXHIBIT A-1

                                  NEW PROPERTY

                                LEGAL DESCRIPTION

That certain Condominium Unit known as Unit No. 1 (the "Unit") located at K-W-D Condominium, 10 St. Laurent Street, Nashua, Hillsborough County, New Hampshire (the "Condominium"), a condominium established pursuant to the provisions of New Hampshire RSA 356-B by Declaration of Condominium dated December 16, 1986, recorded with the Hillsborough County Registry of Deeds in Book 3841, Page 1, together with an undivided thirty-three and one-third percent (33 l/3%) interest in the common areas of the Condominium and together with all the rights and easements appurtenant to said Unit as set forth in the Declaration of Condominium, and the benefit of all applicable provisions of the Declaration of Condominium, the By-Laws attached thereto as Exhibit B, and the provisions of New Hampshire RSA 356-B as of the date hereof and as it may in the future be amended. The Unit is shown on site and floor plans filed with said Registry as Plan No. 20091.


FFC No. 8001-3356
Nashua, NH